SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2026
SUBSEQUENT EVENTS

NOTE 7 – SUBSEQUENT EVENTS

A)	Regulatory Sandbox and SmartScan AI Programs

On July 2, 2026, the Company was selected to participate in Israel’s Healthcare AI Regulatory Sandbox Program, established by the Israel Innovation Authority (hereinafter – the “IIA”) and the Ministry of Health. As part of the program, the Company expects to lead a project valued at NIS 3 million (approximately $1 million). The grant approved amounted to NIS 1.2 million (approximately $0.4 million). On August 12, 2026 the IIA approved an additional amount of NIS 3.8 million (approximately $1.27 million) as a grant to the Company for SmartScan AI Program.

As to date of this report, the Company has not received any grants under these programs and has not yet incurred any related costs.